                                                                    EXHIBIT 10.1
                        AMENDMENT NO. 5 TO AMENDED AND
                        ------------------------------
                           RESTATED LOAN AGREEMENT,
                           ------------------------
                          LIMITED WAIVER AND CONSENT
                          --------------------------


     AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT dated as of June 29, 2001 (this "Amendment"), by and among MEDALLION
                                         ---------
FUNDING CORP., a New York corporation (the "Borrower"), the banks that from time
                                            --------
to time are signatories thereto, collectively, the "Banks" and each
                                                    -----
individually, a "Bank"), FLEET NATIONAL BANK (f/k/a Fleet Bank, National
                 ----
Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line
                          -----                               ----------
Lender"), as Arranger and as Agent for the Banks (including any successor, the
------

"Agent").
 -----

     WHEREAS, the Borrower, the Banks, the Agent and the Swing Line Lender are parties to an Amended and Restated Loan Agreement dated as of December 24, 1997 (as amended and in effect from time to time, the "Loan Agreement," capitalized
                                                  --------------
terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, Section 7.4 of the Loan Agreement requires the Borrower to ensure that the ratio of the sum of Net Income plus Interest Expense to Interest
                                        ----
Expense is not less than 1.35:1, and as of March 31, 2001, the ratio of the sum of Net Income plus Interest Expense to Interest Expense was 1.28:1;
              ----

     WHEREAS, the Borrower has requested that the Agent and the Banks (a) waive the Borrower's compliance with Section 7.4 of the Loan Agreement for the fiscal period ending March 31, 2001, and (b) amend the Loan Agreement so as to make certain revisions;

     WHEREAS, subject to the terms and conditions hereof, the Banks are willing to waive such compliance with the Loan Agreement and permit such revisions; and

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, the Agent and the Swing Line Lender have agreed to amend the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to waive such compliance and to amend the Loan Agreement as follows:

     1.   Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby
          -------------------------
amended by:

     (a) deleting the following definitions in their entirety and substituting in lieu thereof the following new definitions:

          "Aggregate Revolving Credit Commitment" shall mean $220,000,000, as
           -------------------------------------
     the same may (or, in the case of Section 2.4, shall) be reduced or terminated from time to time pursuant to Sections 2.4, 2.10 or
     9.1 hereof.

          "Applicable Commitment Percentage" shall mean 0.20% per annum.
           --------------------------------

          "Applicable LIBO Margin" shall mean, for any Payment Period (as
           ----------------------
     defined under the definition of "Pricing Level"), the respective rates indicated below for Revolving Credit Loans and Term Loans which are LIBO Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):


                  Pricing Level              Applicable LIBO
                  -------------              ---------------
                                        Margin (percent per annum)
                                        ------


                        1                          2.00%

                        2                          2.25%

                        3                          2.50%

     provided that (1) upon the Borrower obtaining either (a) an F3 (or better)
     --------
     rating from Fitch Investor's Services (or the equivalent rating from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) for the Borrower's commercial paper, or (b) a BBB- (or better) rating from Fitch Investor's Services (or the equivalent rating from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) for the Borrower's long term debt rating, the Applicable LIBO Margin shall decrease by 25 basis points at each Pricing Level, provided that in the event that
                                               --------
     the Applicable LIBO Margin is decreased by 25 basis points pursuant to clauses (1)(a) or (b) of this definition and following such decrease in the Applicable LIBO Margin, the Borrower's commercial paper rating decreases below F3 (or its equivalent) or the Borrower's long term debt rating decreases below BBB- (or its equivalent), the Applicable LIBO Margin shall increase by 25 basis points until such time as the Borrower satisfies the ratings required in clauses (1)(a) or (b) again; and (2) upon the earlier of (x) the delivery of the certificate of a Financial Officer of the Borrower required by Section 6.1(f) demonstrating the ratio of EBIT to Interest Expense set forth in Section 7.3 being greater than or equal to 1.35:1 for two (2) consecutive fiscal quarters (the "Required Ratio Level"), and (y) the permanent reduction of the Aggregate Revolving Credit Commitment to $190,000,000 or less (the "Required Commitment Reduction"), the Applicable LIBO Margin shall decrease by 25 basis points at each Pricing Level; provided further, that in the event that the Applicable LIBO
                    --------
     Margin is decreased by 25 basis points prior to the occurrence of the Required Commitment Reduction due to the Borrower meeting the Required Ratio Level, and following such decrease in the Applicable LIBO Margin, the ratio of EBIT to Interest Expense set forth in Section 7.3 becomes less than 1.35:1, the Applicable LIBO Margin shall increase by 25 basis points until the earlier to occur of the Required Commitment Reduction and the Borrower meeting the Required Ratio Level again.

     Subject to and in accordance with the final paragraph of this definition, the Applicable LIBO Margin shall be effective as of the first date of each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period) or as of the Third Revolver Reduction Date (as defined in Section 2.4(b)(iii)) if the Required Commitment Reduction has not occurred prior thereto, provided that any
                                                          --------
     change in the Applicable LIBO Margin as a result of the circumstances described in clauses (1)(a), (1)(b) or (1)(y) above other than as a result of the occurrence of the Third Revolver Reduction Date, shall be effective upon the Agent receiving written notice from the Borrower that such condition has been met, whether or not such Payment Period coincides with an Interest Period for a LIBO Rate Loan; provided further that any change
                                              --------
     in the Applicable LIBO Margin as a result of the circumstances described in the proviso to clauses (1)(a) and (1)(b) shall be effective upon the decrease of the applicable rating of the Borrower.

     Anything in this Agreement to the contrary notwithstanding, the Applicable LIBO Margin for a Payment Period shall be the highest rate provided for above if the certificate of the Borrower shall not be delivered when required by Section 6.1(f) with respect to the portion of such Payment Period to which such certificate relates.

          "Borrowing Base Certificate" shall mean a certificate substantially in
           --------------------------
     the form of Exhibit A to Amendment No. 5.
                 ---------

          "Senior Debt" shall mean the sum of (a) all Indebtedness of the
           -----------
     Borrower under this Agreement, plus (b) all CP Debt of the Borrower, plus
                                    ----                                  ----
     (c) all Senior Note Debt of the Borrower, plus (d) all Indebtedness of the
                                               ----
     Borrower incurred in accordance with Section 8.2(g).

          "Term-Out Date" shall mean, with respect to each Revolving Credit
           -------------
     Loan, June 28, 2002, subject, however, in each case, to the renewal provisions set forth in Section 2.10.

     (b) deleting the first parenthetical of clause (i) of the definition of "Restricted Payment" in its entirety, and substituting in lieu thereof the following new parenthetical:

          "(other than the payment of the sum of (a) the minimum amount of Dividends required to be paid for the Borrower to retain its status as a regulated investment company pursuant to Section 851(a) of the Code, plus
                                                                          ----
     (b) the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code)".

     (c) deleting the date "June 30, 2001" in the definition of "Initial Term", and substituting in lieu thereof the date "June 28, 2001."

     (d) inserting, in the places required by alphabetical order, the following new definitions:

          "Adjusted Net Investment Income" shall mean, with respect to the
           ------------------------------
     Borrower, the aggregate income (or loss), after realized gains on investments have been added thereto and realized losses on investments have been subtracted therefrom and net of unrealized appreciation or depreciation on investments, of the Borrower for such period, which shall be an amount equal to net revenues and other proper items of income less the aggregate for the Borrower of any and all items that are treated as expenses under GAAP and, to the extent applicable thereto, the regulations of the SEC applicable to investment companies, after realized gains on investments have been added thereto and realized losses on investments have been subtracted therefrom and net of unrealized appreciation or depreciation on investments.

          "Advance Amounts" shall mean, as of any date of calculation, an amount
           ---------------
     equal to the sum of:

               (i) the aggregate amount of all Eligible Yellow Cab Loans shown on Borrower's balance sheet as of the last day of the most recent month, minus
                 -----

               (ii) the portion, if any, of the Eligible Yellow Cab Loans that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus
                                                                      -----

               (iii) the Eligible Yellow Cab Loans which are more than 60 days past due,

     provided, that if all or any part of any Eligible Yellow Cab Loan would be
     --------
     excluded under any of the provisions set forth above, then the entire amount of such Eligible Yellow Cab Loan shall be excluded.

          "Amendment No. 5"  shall mean Amendment No. 5 to Amended and Restated
           ---------------
     Loan Agreement, Limited Waiver and Consent dated as of June 29, 2001 among the Borrower, the Agent, the Swing Line Lender and the Banks.

          "Amendment No. 5 Effective Date"  shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 5.

          "Borrowing Base" shall mean, as of any date of calculation, an amount
           --------------
     equal to the sum of:

               (i) cash of up to $5,000,000 and Short Term Investments shown on the Borrower's balance sheet as of such date, plus
                                                           ----

               (ii) 83.33% of the sum, without duplication, of (A) the aggregate outstanding principal balances of, plus accrued interest

          (excluding deferred interest) on, all Eligible Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the last day of the most recent month, minus (B) the portion, if any, of
                                             -----
          the Loans, plus accrued interest (excluding deferred interest) thereon, that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus
                                                                         -----
          (C) the Eligible Loans, plus accrued interest (excluding deferred interest) thereon, which are more than 60 days past due, plus
                                                                   ----

               (iii) 83.33% of 75% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due, plus
                                                             ----

               (iv) 83.33% of 65% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due; plus
                                                              ----

               (v)    through August 31, 2001, 83.33% of up to $4,000,000 of the
          Advance Amounts of Eligible Yellow Cab Loans;


     provided, that if all or any part of any Loan would be excluded under any
     --------
     of the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest (including deferred interest) on, such Loan shall be excluded.

          "Debt Offering" shall mean the sale or issuance by the Borrower or any
           -------------
     of its Subsidiaries of any Indebtedness.

          "EBIT" shall mean, with respect to the Borrower for any period, the
           ----
     sum of (i) Adjusted Net Investment Income, plus (ii) Interest Expense, plus
                                                ----                        ----
     (iii) federal, state and local income taxes, if any, of the Borrower for such period, computed in accordance with GAAP.

          "Eligible Yellow Cab Loan" shall mean, with respect to any Yellow Cab
           ------------------------
     Loan, the portion of the outstanding principal balance of, plus accrued interest (excluding deferred interest) on, such Yellow Cab Loan, in each case owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower.

          "Equity Offering" shall mean the sale or issuance by the Borrower or
           ---------------
     any of its Subsidiaries of any of its Capital Stock or other equity interests or any warrants, rights or options to acquire its Capital Stock or other equity interests (including any debt securities that are convertible into, or exchangeable for, capital stock or equity interests, but excluding any capital contributions permitted by this Agreement made by the Borrower to any of its Subsidiaries).

          "Net Cash Proceeds" shall mean, with respect to (a) any Debt Offering
           -----------------
     or Equity Offering, the excess of the gross cash proceeds received by the Borrower or any of its Subsidiaries from such Debt Offering or Equity Offering after deduction of reasonable and customary transaction expenses actually incurred in connection with such Debt Offering or Equity Offering, and (b) any sale, disposition or transfer of assets by the Borrower or any of its Subsidiaries or of any of the Capital Stock of the Guarantor by the Parent, the net cash proceeds received by the Borrower or any of its Subsidiaries or, in the case of any of the Capital Stock of the Guarantor, by the Parent in respect thereof, less all reasonable out-of-pocket fees, commissions and other reasonable and customary expenses actually incurred in connection with such asset sale, including the amount of income, franchise, sales and other applicable taxes required to be paid by the Borrower, such Subsidiary or the Parent in connection with such sale, disposition or transfer.

          "Operating Account" shall mean the Borrower's Account No. 2189006536
           -----------------
     with Fleet, or any successor account.

          "Payment Amount One"  shall mean the sum of (a) $2,000,000, plus (b)
           ------------------                                         ----
     $400,000, plus (c) the sum of 0.9% multiplied by the principal amount of
               ----                     ---------- --
     Indebtedness of the Borrower incurred pursuant to Section 8.2(g) outstanding at any time of reference.

          "Payment Amount Two"  shall mean the sum of (a) four multiplied by the
           ------------------                                  ---------- --
     amount of the Excess Dividends (as defined in Section 2.5(e)(iv)), plus (b)
                                                                        ----
     0.8 multiplied by the amount of the Excess Dividends, plus (c) the product
         ---------- --                                     ----
     of the principal amount of Indebtedness of the Borrower incurred pursuant to Section 8.2(g) outstanding at any time of reference divided by
                                                            ------- --
     $220,000,000 multiplied by four multiplied by the amount of the Excess
                  ---------- --      ---------- --
     Dividends.

          "Total Intercompany Receivables" shall mean, with respect to the
           ------------------------------
     Borrower, the sum of (a) the amount listed as "Intercompany Receivables" on the Borrower's balance sheet delivered to the Agent pursuant to Section 6.1(d), plus (b) to the extent not otherwise included, all amounts owed to
             ----
     the Borrower by its Affiliates, plus (c) to the extent not otherwise
                                     ----
     included, Investments by the Borrower in its Affiliates.

          "Yellow Cab Loan" shall mean any Medallion Loan made to YellowOne LLC
           ---------------
     or YellowTwo LLC, secured by Medallion Rights in respect of Chicago Medallions, that (a) satisfies subsections (b) through (f) of the Eligibility Requirements (other than, with respect to the requirement set forth in subsection (e) thereof, by virtue of the subordination provisions of such Yellow Cab Loan), provided that, with respect to the requirement
                               --------
     set forth in subsection (f) thereof, the endorsement on any promissory note evidencing such Yellow Cab Loan explicitly states that any pledge is subject to the requirements of any relevant participation agreement, (b) with respect to accrued interest thereon is guaranteed by Yellow Cab Management, Inc., its affiliate, (c) does not exceed, with respect to the portion thereof owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower, an aggregate principal amount of $4,000,000, and when aggregated with all other Yellow Cab Loans does not exceed, with respect to the portion thereof owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower, an aggregate principal amount of $9,000,000, and (d) matures no later than June 30, 2005.

     and (e) deleting in their entirety the definitions of "Minimum Asset Coverage" and "Net Finance Assets".

     2.  Amendment of Section 2.1 of the Loan Agreement.  Section 2.1 of the
         ----------------------------------------------
Loan Agreement is hereby amended by deleting Sections 2.1(a), (b) and (c)(i) in their entirety and substituting the following new Sections 2.1(a), (b) and
(c)(i) in lieu thereof:

          "(a)  Revolving Credit Loans. Subject to the terms and conditions
                ----------------------
     hereof and relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make one or more Revolving Credit Loans to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate amount at any one time outstanding not to exceed such Bank's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrower may borrow, prepay and reborrow the Revolving Credit Loans, all in accordance with the terms and conditions hereof; provided, however, that immediately after giving effect
                        --------  -------
     thereto, (i) such Bank's Revolving Credit Exposure shall not exceed such Bank's Revolving Credit Commitment, (ii) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving
                          ----
     Credit Loans plus the aggregate unpaid balance of all Term Loans shall not
                  ----
     exceed the Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans
                ----
     shall not exceed the Aggregate Revolving Credit Commitment, (iv) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid
                                                      ----
     balance of all Revolving Credit Loans made by the Swing Line Lender shall not exceed the Revolving Credit Commitment of the Swing Line Lender, and
     (v) the Borrowing Base shall be in an amount at least equal to the aggregate unpaid balance of all Senior Debt at such time.

          (b)   Term Loan Commitments. Subject to the terms and conditions
                ---------------------
     hereof and relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make a Term Loan to the Borrower on the Term-Out Date in a principal amount equal to the principal amount of its Revolving Credit Loans and Swing Line Loans outstanding on such Term-Out Date to the Borrower (after which the amount of such Bank's Revolving Credit Commitment shall be permanently reduced to $0); provided, that immediately prior to making each Term Loan, the
          --------
     Borrower executes Term Notes in favor of each Bank making a Term Loan, and immediately after making each Term Loan (i) the aggregate unpaid balance of all Term Loans to the Borrower shall not exceed the aggregate of the Term

     Loan Commitments of all the Banks, (ii) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit
                      ----
     Loans plus the aggregate unpaid balance of all Term Loans shall not exceed
           ----
     the Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving
                           ----
     Credit Loans to the Borrower plus the aggregate unpaid balance of all Term
                                  ----
     Loans to the Borrower shall not exceed the sum of the Aggregate Revolving Credit Commitment and the aggregate unpaid balance of all outstanding Term Loans, (iv) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving Credit Loans to
              ----
     the Borrower made by the Swing Line Lender plus the aggregate unpaid
                                                ----
     balance of all Term Loans to the Borrower made by the Swing Line Lender shall not exceed the sum of the Revolving Credit Commitment of the Swing Line Lender and the aggregate unpaid balance of all outstanding Term Loans of the Swing Line Lender, and (v) the Borrowing Base shall be in an amount at least equal to the aggregate unpaid balance of all Senior Debt at such time. The proceeds of the Term Loan shall be made available to the Borrower by such Bank on the applicable Term-Out Date by applying such proceeds directly to the payment of the amounts owing to such Bank with respect to such Bank's Revolving Credit Loans to the Borrower and the Aggregate Revolving Credit Commitment shall be reduced by an amount equal to the aggregate principal amount of such Term Loans. Prior to each Term Loan's Maturity, the Borrower may prepay (and is required to prepay) the Term Loans made to it, only in accordance with the provisions hereof, but thereafter may not reborrow amounts so prepaid.

          (c)  Swing Line Loans.
               ----------------

          (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and,
                                              ---------------
     collectively, the "Swing Line Loans") to the Borrower in Dollars from time
                        ----------------
     to time during the Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment Amount, provided, however, that, immediately after making each Swing Line
             --------  -------
     Loan, (v) the aggregate unpaid balance of the Swing Line Loans to the Borrower would not exceed the Swing Line Commitment Amount, (w) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid
                                                      ----
     balance of all Revolving Credit Loans plus the aggregate unpaid balance of
                                           ----
     all Term Loans shall not exceed the Borrowing Base, (x) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate
                                                            ----
     unpaid balance of all Revolving Credit Loans to the Borrower shall not exceed the Aggregate Revolving Credit Commitment, (y) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                     ----
     balance of all Revolving Credit Loans made by the Swing Line Lender to the Borrower shall not exceed the Revolving Credit Commitment of the Swing Line Lender, and (z) the Borrowing Base shall be in an amount at least equal to the aggregate unpaid balance of all Senior Debt at such time. During the Swing Line Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. No Swing Line Loan shall be made prior to the making of the first Revolving Credit Loans."

     3.  Amendment of Section 2.2 of the Loan Agreement.  Section 2.2(d) of the
         ----------------------------------------------
Loan Agreement is hereby amended by (a) deleting clause (ii) in its entirety and substituting the following new Section 2.2(d)(ii) in lieu thereof:

          "(ii) any LIBO Rate Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is one week (solely for periods of borrowing commencing and ending during the month of June 2002), one month, two months, three months, four months, five months or six months thereafter, as set forth in the Loan Request."

     and (b) deleting subclause (A) in its entirety and substituting the following new Section 2.2(d)(A) in lieu thereof:

          "(A) (I) with respect to Interest Periods for Bank Loans other than one week LIBO Rate Loans, (1) if the numerically corresponding date in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day; provided, that, in the case of a LIBO Rate Loan, if such day falls in the next succeeding calendar month, such Interest Period shall end on the first day of such calendar month that is a Banking Day, and (2) if there is no numerically corresponding date in the appropriate month constituting such Interest Period, such Interest Period shall end on the last Banking Day in such month; and (II) with respect to Interest Periods for one week LIBO Rate Loans, if the date which is seven (7) days following the commencement of such Interest Period is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day; provided, that if such day falls in the next succeeding calendar week, such Interest Period shall end on the first day of such calendar week that is a Banking Day,"

     4.   Amendment of Section 2.4 of the Loan Agreement.  Section 2.4(b) of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting Section 2.4(b) in its entirety and substituting the following new Section 2.4(b) in lieu thereof:

          "(b) (i) On July 1, 2001 (the "First Revolver Reduction Date"), the Aggregate Revolving Credit Commitment shall be irrevocably reduced to $208,000,000, (ii) on October 1, 2001 (the "Second Revolver Reduction Date"), the Aggregate Revolving Credit Commitment shall be irrevocably reduced to $200,000,000, (iii) on January 1, 2002 (the "Third Revolver Reduction Date"), the Aggregate Revolving Credit Commitment shall be irrevocably reduced to $190,000,000, (iv) on April 1, 2002 (the "Fourth Revolver Reduction Date"), the Aggregate Revolving Credit Commitment shall be irrevocably reduced to $180,000,000, and (v) on June 1, 2002 (the "Fifth Revolver Reduction Date", and together with the First Revolver Reduction Date, the Second Revolver Reduction Date, the Third Revolver

     Reduction Date, and the Fourth Revolver Reduction Date, the "Revolver Reduction Dates"), the Aggregate Revolving Credit Commitment shall be irrevocably reduced to $170,000,000. Each such reduction shall be accompanied by repayment of the Revolving Credit Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding exceeds the amount of the Aggregate Revolving Credit Commitment after taking into account the Aggregate Revolving Credit Commitment as then reduced, together with accrued interest thereon, of all Bank Loans then being repaid. Each reduction of the Aggregate Revolving Credit Commitment pursuant to this Section 2.4(b) shall be applied pro rata
                                                                        --- ----
     among the Banks in proportion to their Percentages in order to reduce each Bank's Revolving Credit Commitment and to reduce the aggregate principal amount of the Revolving Credit Loans then outstanding and owing to such Bank."

     5.   Amendment of Section 2.5 of the Loan Agreement.  Section 2.5 of the
          ----------------------------------------------
Loan Agreement is hereby amended by (a) (i) deleting the word "or" at the end of
Section 2.5(c)(i)(B); (ii) relettering Section 2.5(c)(i)(C) as Section 2.5(c)(i)(D); and (iii) adding the following new clause (C) in proper alphabetical order therein:

          "(C) the aggregate unpaid balance of all Senior Debt exceeds the Borrowing Base, or"

     (b) deleting Section 2.5(c)(ii) in its entirety and substituting the following new Section 2.5(c)(ii) in lieu thereof:

          "(ii) If, at any time, (A) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans
                ----
     plus the aggregate unpaid balance of all Term Loans made to the Borrower
     ----
     shall exceed the Borrowing Base, or (B) the aggregate unpaid balance of all Senior Debt shall exceed the Borrowing Base, within five days following the first day there exists any such deficiency the Borrower shall make payment to the Agent (to be applied against the Borrower's Swing Line Loans first, then Revolving Credit Loans and then Term Loans) in an amount necessary to eliminate such excess, together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c). To the extent possible, the Borrower shall, in connection with any such mandatory prepayment, prepay Prime Rate Loans first, and LIBO Rate Loans second. Any prepayment of LIBO Rate Loans shall be subject to Section 2.11."

     and (c) adding in proper alphabetical order therein the following new
Section 2.5(e):


          "(e)  Additional Payments and Mandatory Reductions of Outstanding Bank
                ----------------------------------------------------------------
     Loans.
     ------

                (i) Promptly following the occurrence of any Equity Offering or Debt Offering of the Borrower or any of its Subsidiaries (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Financial Agreement, the Note Purchase Agreement and the Collateral Agency Agreement, for such Equity Offering or Debt Offering), (A) when no Term Loan is outstanding, the Borrower shall repay (or cause any of its applicable Subsidiaries to repay) outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering or Debt Offering; and (B) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), the Borrower shall repay (or cause any of its applicable Subsidiaries to repay) (1) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2.5(e)(i) and in accordance with the terms of Section 2.5(e)(v), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), (2) the principal amounts outstanding under the Senior Notes, and (3) principal amounts of Indebtedness of the Borrower incurred pursuant to Section 8.2(g), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering or Debt Offering, with such Net Cash Proceeds being allocated among the Banks, the Agent, the Senior Noteholders and the holders of the Indebtedness described in clause (3) of this paragraph (e)(i)(B) on a pro rata basis in accordance with the provisions of Section 5 of the
          --- ----
          Intercreditor Agreement. In the event that any Net Cash Proceeds remain after applying the Net Cash Proceeds in the manner contemplated above ("Excess Funding Proceeds"), such Excess Funding Proceeds shall be transferred to the Operating Account.

               (ii) Promptly following the occurrence of any sale, transfer or disposition of the Guarantor's Capital Stock by the Parent (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Financial Agreement, the Note Purchase Agreement and the Collateral Agency Agreement, for such sale, transfer or disposition), (A) when no Term Loan is outstanding, the Borrower shall cause the Parent to transfer to the Borrower in order to enable the Borrower to repay, if and to the extent permitted by the Financial Agreement and the Collateral Agency Agreement, outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition; and (B) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), the Borrower shall cause the Parent to transfer to the Borrower in order to enable the Borrower to repay, if and to the extent permitted by the Financial Agreement and the Collateral Agency Agreement, (1) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose

          Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2.5(e)(ii) and in accordance with the terms of Section 2.5(e)(v) and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), (2) outstanding loans under the Financial Agreement, (3) the principal amounts outstanding under the Senior Notes, (4) the principal amounts outstanding with respect to the CP Debt, and (5) principal amounts of Indebtedness of the Borrower incurred pursuant to Section 8.2(g), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent, the Senior Noteholders, the CP Holders and the holders of the Indebtedness described in clause (5) of this paragraph (e)(ii)(B) on a pro rata basis in accordance with the
                                    --- ----
          provisions of Section 5.3 of the Collateral Agency Agreement.

               (iii) Promptly following the occurrence of any sale, transfer or disposition of Loans or other assets of the Borrower or any of its Subsidiaries (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Financial Agreement, the Note Purchase Agreement and the Collateral Agency Agreement, for such sale, transfer or disposition),
          (A) when no Term Loan is outstanding, the Borrower shall repay outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition; and (B) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), the Borrower shall repay (1) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2.5(e)(iii) and in accordance with the terms of Section 2.5(e)(v), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), (2) the principal amounts outstanding under the Senior Notes, and (3) principal amounts of Indebtedness of the Borrower incurred pursuant to Section 8.2(g), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent, the Senior Noteholders and the holders of the Indebtedness described in clause (3) of this paragraph (e)(iii)(B) on a pro rata basis in accordance with the provisions of Section 5 of the
            --- ----
          Intercreditor Agreement. In the event that any Net Cash Proceeds remain after applying the Net Cash Proceeds in the manner contemplated above

          ("Excess Asset Proceeds"), such Excess Asset Proceeds shall be transferred to the Operating Account.

               (iv) In the event that the Borrower pays Dividends in excess of the minimum amount of Dividends required to be paid for the Borrower to retain its status as a regulated investment company pursuant to
          Section 851(a) of the Code (the amount of such excess Dividends is hereafter referred to as the "Excess Dividends"), upon 30 days prior written notice to the Agent from the Borrower and concurrently with the payment of such Excess Dividends, the Borrower shall repay (A) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of any repayment to be made to it pursuant to this Section 2.5(e)(iv) and in accordance with the terms of Section 2.5(e)(v), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), (B) the principal amounts outstanding under the Senior Notes, and (C) Indebtedness of the Borrower incurred pursuant to Section 8.2(g), in an amount equal to the greater of Payment Amount One or Payment Amount Two (the "Dividend Prepayment"), with such Dividend Prepayment being allocated among the Banks, the Agent, the Senior Noteholders and the holders of the Indebtedness described in clause (C) of this paragraph (e)(iv) on a pro rata basis in accordance with the percentage interest that each
            --- ----
          such Person holds of the sum of the outstanding Term Loans, plus the
                                                                      ----
          Swing Line Commitment, plus the sum of the Revolving Credit Commitment
                                 ----
          for each Bank whose Revolving Credit Commitment is not $0, plus the
                                                                     ----
          principal amounts outstanding under the Senior Notes, plus the
                                                                ----
          outstanding principal amount of Indebtedness of the Borrowers incurred pursuant to Section 8.2(g).

               (v) With respect to all payments pursuant to subsections (i) through (iv) above, each such payment shall be applied first, to outstanding Swing Line Loans, and second, to outstanding Revolving Credit Loans and Term Loans of the Borrower in accordance with the provisions of Section 2.5(d). Each payment pursuant to this Section 2.5(e) shall be applied pro rata among the Banks in proportion to
                                  --- ----
          their Percentages, and, with respect to payments made pursuant to
          Section 2.5(e)(i)(B), Section 2.5(e)(ii)(B), Section 2.5(e)(iii)(B), and 2.5(e)(iv), with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment made to it pursuant to this Section 2.5(e) and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments

          (if any) being made in accordance with the requirements of this
          Section 2.5(e)."

     6.   Amendment of Section 3.1 of the Loan Agreement.  Section 3.1 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting Section 3.1(a) in its entirety and substituting the following new Section 3.1(a) in lieu thereof:

          "(a)  Commitment Fees.  The Borrower shall pay to the Agent, for the
                ---------------
     pro rata benefit of each Bank (based on each Bank's Percentage of the Aggregate Revolving Credit Commitment), a fee (the "Commitment Fee") equal
                                                         --------------
     to the Applicable Commitment Percentage of the average daily unused portion of the Aggregate Revolving Credit Commitment (Swing Line Loans shall not be deemed to be a used portion of the Aggregate Revolving Credit Commitment for purposes of the calculation of the Commitment Fee). Such fee shall be payable to the Agent for the account of the Banks for the period from the Amendment No. 5 Effective Date to and including the last day of the Revolving Credit Commitment Period, payable quarterly in arrears on the first day of each calendar quarter during the Revolving Credit Commitment Period, commencing with the first such date after the Amendment No. 5 Effective Date, and ending on the Termination Date. Fees shall be calculated for each month on the basis of a 360-day year for the actual number of days elapsed in such month."

     7.   Amendment of Section 5.2 of the Loan Agreement.  Section 5.2 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting Section 5.2(d) in its entirety and substituting the following new Section 5.2(d) in lieu thereof:

          "(d) after taking into account Revolving Credit Loans and/or Term Loans and/or Swing Line Loans to be made on such date, the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all
                                     ----
     Revolving Credit Loans plus the aggregate unpaid balance of all Term Loans
                            ----
     shall not exceed the Borrowing Base."

     8.   Amendment of Article 6 of the Loan Agreement.  Article 6 of the Loan
          --------------------------------------------
Agreement is hereby amended by deleting Sections 6.1(i) and (j) and Section 6.18 in their entirety and substituting the following new Sections 6.1(i), (j), (k),
(l), (m), (n) and (o) and Section 6.18 in lieu thereof:

          "(i) a Borrowing Base Certificate indicating a computation of the Borrowing Base (i) as of the last day of each month commencing with the month ending May 31, 2001 (to be delivered not later than 15 Business Days after the last day of such month), and (ii) promptly following any other date such a certificate is requested by the Agent;"

          (j) not later than 10 days after the last day of any month, a delinquency report listing the Loans delinquent over 60 days and detailing the top ten delinquent Loans;

          (k) not later than thirty (30) days after the last day of any calendar month, monthly underwater reports with respect to all

     Medallion Loans, monthly loan loss reserve reports, monthly delinquency reports, monthly portfolio aging reports, and monthly charge off reports, in each case in form and substance acceptable to the Agent;

          (l) not later than 60 days after the last day of any fiscal quarter, quarterly reports detailing Total Intercompany Receivables;

          (m) no later than December 15, 2001, the Borrower's strategic financing plan detailing how the Borrower will achieve its financing strategy goals as presented at its May 17, 2001 meeting with the Banks;

          (n) no later than October 1, 2001, income and outflow quarterly cash projections for the Borrower and its Parent for October 1, 2001 through December 31, 2002; and

          (o) with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower as the Agent or any of the Banks from time to time may request.

          Section 6.18.  M.R. Weiser, etc.  The Borrower agrees to retain M.R.
                         ----------------
     Weiser, Inc., or another independent firm satisfactory to the Agent, to assist in the preparation of each Borrowing Base Certificate and to provide reporting requested by the Agent with respect thereto, and the Borrower shall assist and fully cooperate with M.R. Weiser, Inc., or such other independent firm satisfactory to the Agent, to provide all necessary or appropriate information promptly following any request therefor; provided
                                                                      --------
     that if the results of the field exam dated as of May 31, 2001 are satisfactory to the Agent and the Required Banks (which results shall be deemed satisfactory to each Bank unless such Bank delivers a written notice to the Agent within ten (10) Business Days of receipt of a written report detailing such results stating that the results are unsatisfactory), the Borrower shall not be required to have M.R. Weiser, Inc. continue to assist in preparing monthly Borrowing Base Certificates, provided that M.R.
                                                       --------
     Weiser, Inc., or such other independent firm satisfactory to the Agent, shall continue to assist in preparing quarterly Borrowing Base Certificates."

     9.   Amendment of Article 7 of the Loan Agreement.  Article 7 of the Loan
          --------------------------------------------
Agreement is hereby amended by (a) deleting Sections 7.1, 7.2 and 7.3 in their entirety and substituting the following new Sections 7.1, 7.2 and 7.3 in lieu thereof:

          "Section 7.1.  Minimum Tangible Net Worth.
                         --------------------------

          Suffer or permit the sum of Tangible Net Worth minus up to $15,000,000
                                                         -----
     of principal of Total Intercompany Receivables of the Borrower to be less than $56,000,000 at any time.

          Section 7.2.  Maximum Liability Ratio.
                        -----------------------

          Suffer or permit the ratio of (a) Total Liabilities to (b) the sum of Tangible Net Worth minus Total Intercompany Receivables of the Borrower to
                        -----
     be more than 4.85:1 at any time.

          Section 7.3.  Borrowing Base.
                        --------------

          Suffer or permit at any time (a) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus the aggregate unpaid balance of all Term Loans to exceed the
           ----
     Borrowing Base, or (b) the aggregate unpaid balance of all Senior Debt to exceed the Borrowing Base."

     and (b) adding in proper numerical order therein the following new Sections
7.5 and 7.6:

          "Section 7.5.  Minimum EBIT to Interest Expense Ratio.
                         --------------------------------------

          Suffer or permit the ratio, at the end of each fiscal quarter of the Borrower set forth in the table below, of (a) for the fiscal quarter ending June 30, 2001 ("Second FQ01"), EBIT for such fiscal quarter; for the fiscal quarter ending September 30, 2001, the sum of EBIT for the Second FQ01 plus
                                                                            ----
     EBIT for the fiscal quarter ending September 30, 2001 ("Third FQ01"); for the fiscal quarter ending December 31, 2001, the sum of EBIT for the Second FQ01 plus EBIT for the Third FQ01 plus EBIT for the fiscal quarter ending
          ----                         ----
     December 31, 2001; and for each fiscal quarter ending thereafter, EBIT for the four (4) consecutive fiscal quarters then ended, to (b) the sum of Interest Expense for such four (4) fiscal quarters or lesser period as described above to be less than the ratio set forth opposite such fiscal quarter in the table below:

              Fiscal Quarter Ending                              Ratio
              ---------------------                              -----

                  June 30, 2001                                  1.15:1

               September 30, 2001                                1.20:1

               December 31, 2001                                 1.25:1

         March 31, 2002 and thereafter                           1.30:1

          Section 7.6.  Intercompany Receivables.
                        ------------------------

          Suffer or permit the aggregate principal amount of Total Intercompany Receivables to exceed $15,000,000 at any time."

     10.  Amendment of Article 8 of the Loan Agreement.  Article 8 of the Loan
          --------------------------------------------
Agreement is hereby amended by (a) deleting the first paragraph of Article 8 in its entirety and substituting the following new paragraph in lieu thereof:


          "Borrower covenants and agrees that until the Notes together with interest and all other Indebtedness of the Borrower to the Agent, the Swing Line Lender and the Banks under this Agreement are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line

     Commitment and all Term Loan Commitments are terminated, Borrower shall not:"

     and (b) adding in proper numerical order therein the following new Section 8.18:

          "Section 8.18.  Subsidiaries, etc.  Form, acquire, create or otherwise
                          -----------------
     suffer to exist any Subsidiary."

     11.  Amendment of Section 8.2 of the Loan Agreement.  Section 8.2 of the
          ----------------------------------------------
Loan Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (e) thereof; (b) deleting the period at the end of subsection (f) and substituting in lieu thereof a semicolon (";"); and (c) adding the following new subsection (g) in proper alphabetical order therein:

          "(g) other pari passu Indebtedness of the Borrower, secured ratably by the Collateral, on terms and conditions acceptable to the Agent, provided that (i) the Borrower shall notify the Agent in writing three (3)
     --------
     weeks (or such lesser period as the Agent in its sole discretion shall agree to) prior to the incurrence of any such Indebtedness, (ii) no Default or Event of Default exists on the day any such Indebtedness is incurred, or would exist as a result thereof, and the Borrower shall deliver to the Agent and each Bank pro forma financial statements and a pro forma certificate of the chief financial officer of the Borrower evidencing the Borrower's computation of compliance with each of the financial ratios, tests or covenants specified in Article VII, including the Borrowing Base, after giving effect to the incurrence of any such Indebtedness, and (iii) the Person extending such Indebtedness shall become a party to the Intercreditor Agreement and the Collateral Agency Agreement."

     12.  Amendment of Section 8.16 of the Loan Agreement.  Section 8.16 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.16 is hereby substituted in lieu thereof:

          "8.16.  Portfolio Purchases. Make, or obligate itself to make, any
                  -------------------
     Portfolio Purchase."

     13.  Amendment of Section 10.2 of the Loan Agreement.  Section 10.2 of the
          -----------------------------------------------
Loan Agreement is hereby amended by deleting Section 10.2 in its entirety and substituting the following new Section 10.2 in lieu thereof:

          "Section 10.2.  Modification and Waiver.
                          -----------------------

          Any consent or approval required or permitted by this Loan Agreement to be given by the Banks may be given, and any term of this Loan Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Loan Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Banks. Notwithstanding the foregoing, no amendment, modification or waiver shall:

               (a) without the written consent of the Borrower and each Bank directly affected thereby:

                      (i) reduce or forgive the principal amount of any Revolving Credit Loans, Swing Line Loans or Term Loan, or reduce the rate of interest on the Notes or the amount of the Commitment Fee;

                      (ii) increase the amount of such Bank's Revolving Credit Commitment or extend the expiration date of such Bank's Revolving Credit Commitment;

                      (iii) postpone or extend the Termination Date or the Term-Out Date or any other regularly scheduled dates for payments of principal of, or interest on, the Revolving Credit Loans, Swing Line Loans or Term Loan or any Fees or other amounts payable to such Bank (it being understood that (A) a waiver of the application of the default rate of interest, and (B) any vote to rescind any acceleration made pursuant to Section 9.1 of amounts owing with respect to the Revolving Credit Loans, Swing Line Loans and Term Loan shall require only the approval of the Required Banks); and

                      (iv) other than pursuant to a transaction permitted by the terms of this Loan Agreement, release all or substantially all of the Collateral or release the Guarantor from its guaranty obligations under the Guaranty, other than in accordance with the terms thereof or the terms of the Collateral Agency Agreement (excluding, if the Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in
               Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Banks);

               (b) without the written consent of all of the Banks, amend or waive Section 8.16, this Section 10.2 or the definition of Required Banks (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Revolving Credit Loans, Swing Line Loans, Term Loan, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Banks shall require only the approval of the Required Banks); and

               (c) without the written consent of the Agent, amend or waive provisions with respect to Swing Line Loans, Article 11, the amount or time of payment of the Agent's Fee payable for the Agent's account or any other provision applicable to the Agent.

          No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to any other or further notice or demand in similar or other circumstances."

     14.  Amendment of Section 12.2 of the Loan Agreement.  Section 12.2 of the
          -----------------------------------------------
Loan Agreement is hereby amended by deleting Section 12.2 in its entirety and substituting the following new Section 12.2 in lieu thereof:

          "Section 12.2.  [Intentionally Omitted]."
                           ----------------------

     15.  Amendment to Exhibits and Schedules to the Loan Agreement.  The
          ---------------------------------------------------------
Exhibits to the Loan Agreement are hereby amended by deleting Exhibit A in its entirety and substituting in lieu thereof Exhibit A attached hereto.

     16.  Waiver of Section 7.4 of the Loan Agreement.  Each of the Banks hereby
          -------------------------------------------
waives the Borrower's compliance with the covenant set forth in Section 7.4 of the Loan Agreement for the fiscal quarter ended March 31, 2001; provided,
                                                                --------
however, that the ratio of the sum of Net Income plus Interest Expense to
-------                                          ----
Interest Expense for such fiscal quarter shall not be less than 1.28:1.

     17.  Consent to Note Purchase Agreement Amendment, etc.  Each of the Banks
          -------------------------------------------------
hereby consents to (a) the amendment of the Note Purchase Agreement in form and substance satisfactory to the Agent for purposes of Section 2 of the Intercreditor Agreement and Section 8.17 of the Loan Agreement, and (b) the amendment of the Financial Agreement in form and substance satisfactory to the Agent for purposes of Section 2 of the Collateral Agency Agreement.

     18.  Amendment No. 1 to the Parent Pledge Agreement. Section 23 of the
          ----------------------------------------------
Parent Pledge Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (b) thereof, (b) relettering subsection (c) as subsection (d), and (c) adding the following new subsection (c) in proper alphabetical order therein:

          "(c) consented to and agreed to be bound by the terms of Section 2.5(e) of the Loan Agreement, including 2.5(e)(ii) of the Loan Agreement, and".

     19.  Amendment No. 1 to the Amended and Restated Security Agreement. The
          --------------------------------------------------------------
Amended and Restated Security Agreement dated as of December 24, 1997, between the Borrower and the Agent for the benefit of those named therein, is hereby amended by (a) in the definition of "Collateral", (i) deleting the word "and" at the end of subsection (q) thereof, (ii) relettering subsection (r) as subsection
(v),
and (iii) adding the following new subsections (r), (s), (t) and (u) in proper alphabetical order therein:

     "(r)  all Receivables;

     (s)   all Documents;

     (t)   all Depository Accounts;

     (u) rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims and rights to the proceeds of letters of credit, and";

     (b) inserting in Section 1.1, in the places required by alphabetical order, the following new definitions:

           "Documents" shall have the meaning assigned to it in Section 9-
            ---------
     105(1)(i) of the UCC.

           "Receivables" shall mean, with respect to any Person, all present and
            -----------
     future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     (c) amending Section 2.3 by adding the following new subsection (d) in proper alphabetical order therein:

           "(d) Upon the effectiveness of certain revisions to Article 9 of the UCC described in Section 6.14 hereof, comply with all of the requirements of and its agreements contained within such Section 6.14."

     and (d) adding the following new Sections 6.14 and 6.15 in proper numerical order therein:

     SECTION 6.14.  Concerning Revised Article 9 of the Uniform Commercial Code.

     The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the UCC in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised Article 9").
                                          -----------------

          6.14.1. Attachment. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Borrower, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired. If the Borrower shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Borrower shall immediately notify the Agent in a writing signed by the Borrower of the brief details thereof and grant to the Agent for the benefit of itself, the Banks and the CP Holders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

          6.14.2. Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of Sections 2.3(d) or 2.6 hereof, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Agent promptly upon request. Promptly upon written request by the Agent, the Borrower agrees to execute and deliver amendments to financing statements to provide for the revised definition of "Collateral" pursuant to Amendment No. 1 to this Agreement. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of the Borrower, as provided in Section 2.6 hereof, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

          6.14.3. Other Perfection, etc. The Borrower shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent for the benefit of itself, the Banks and the CP Holders, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised
     Article 9 with corresponding provisions in Rev. (S)(S) 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest for the benefit of itself, the Banks and the CP Holders in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          6.14.4 Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:


     Agreement Section        Existing Article 9        Revised Article 9
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-105(1)(b)           Rev. (S) 9-102(a)(11)
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-105(1)(i)           Rev. (S) 9-102(a)(47)
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-106                 Rev. (S) 9-102(a)(2) (for the
                                                        definition of "accounts") or
                                                        Rev. (S) 9-102(a)(46) (for the
                                                        definition of general
                                                        intangibles)
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-109(2)              Rev. (S) 9-102(a)(33)
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-109(4)              Rev. (S) 9-102(a)(48)
     ----------------------------------------------------------------------------------
     1.1                      (S) 9-115                 Rev. (S) 9-102(a)(49)
     ----------------------------------------------------------------------------------
     1.1                      (S) (9-306(1)             Rev. (S) 9-102(a)(64)
     ----------------------------------------------------------------------------------

          6.14.5 Savings Clause. Nothing contained in this Section 6.14 shall be construed to narrow the scope of the Agent's security interest hereunder in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent, any Bank or any CP Holders hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     SECTION 6.15. Transitional Arrangements. The Borrower hereby (a) confirms its prior grant to the Agent in favor of the Banks of a security interest in the "Collateral" (as defined herein prior to giving effect to the Amendment No. 1 to Amended and Restated Security Agreement dated as of June 29, 2001, and in accordance with the provisions of Section 6.14 hereof), and (b) grants a continuing lien on such "Collateral" (as defined herein after giving effect to the Amendment No. 1 to Amended and Restated Security Agreement dated as of June 29, 2001, and in accordance with the provisions of Section 6.14 hereof)."

     20.  Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 21 below are met, as follows:

          (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the
                                            -------------------
     performance by the Borrower of any of its obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of the Borrower, as the case may be, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and do not and will not contravene any provision of law or of the Borrower's charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

          (b) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which the Borrower is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except (i) to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse), (ii) to the extent that such representations and warranties relate expressly to an earlier date, and (iii) after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

          (e) The Borrower has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (f) The Borrower acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     21.  Effectiveness.  This Amendment shall become effective as of the date
          -------------
first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent:

     (a) This Amendment shall have been duly executed and delivered by each of the Borrower and the Banks and shall be in full force and effect.

     (b) The Agent shall have received evidence of the consent of the Senior Note Holders under the Intercreditor Agreement and the Note Purchase Agreement to this Amendment and the transactions contemplated hereby.

     (c) The Agent shall have received evidence of the effectiveness of an amendment of the Financial Agreement in the form attached hereto as Exhibit B.

     (d) The Agent shall have received evidence of the effectiveness of an amendment of the Intercreditor Agreement.

     (e) The Agent shall have received evidence of the effectiveness of an amendment of the Collateral Agency Agreement.

     (f)  The Agent shall have received, for the pro rata account of each Bank
                                                 --- ----
which executes and delivers its signature pages to the Agent, by 5:00 p.m. Boston time on June 29, 2001 in facsimile (to be followed by originals) or original form, an amendment fee equal in the aggregate to 0.30% of such Bank's Revolving Credit Commitment in effect on the date hereof.

     (g) The Agent shall have received from the Secretary of the Borrower a copy, certified by such Secretary to be true and complete as of such date, of each of (i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the Amendment Documents; provided, however, that in lieu of providing the items
                     --------  -------
required by subsections (i) and (ii) of this subsection (g), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Agent are true and correct as of such date and have not been amended, rescinded or revoked;

     (h) The Agent shall have received from the Borrower an incumbency certificate, dated as of such date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, the Amendment Documents;

     (i) The Agent shall have received from the Borrower good standing certificates for the Borrower, issued by the Secretary of State of New York, and evidence that the Borrower is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect;

     (j) The Agent shall have received a favorable legal opinion addressed to the Agent and the Banks, dated as of such date, in form and substance satisfactory to the Agent, from counsel to the Borrower, concerning corporate or other applicable entity authority matters and the enforceability of each of the Amendment Documents, the Loan Agreement as amended thereby, and the Amended and Restated Security Agreement as amended thereby, and concerning such other matters as the Agent may request;

     (k) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses in the connection with the preparation of this Amendment and ancillary documentation.

     (l) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     22.  Release.  In order to induce the Agent and the Banks to enter into
          -------
this Amendment, the Borrower, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent or any Bank; and (c) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. The Borrower, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges
(x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to such Person, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and
(y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     23.  Miscellaneous Provisions.
          ------------------------

     (a) The Borrower hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement, as amended hereby, the Amended and Restated Security Agreement as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Term Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement, the Amended and Restated Security Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment. This Amendment and the Amended and Restated Security Agreement shall hereafter be read and construed together as a single document, and all references to the Amended and Restated Security Agreement in the Amended and Restated Security Agreement, any other Loan Document or any agreement or instrument related to the Amended and Restated Security Agreement shall hereafter refer to the Amended and Restated Security Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c)  Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                              MEDALLION FUNDING CORP.


                              By: /s/ Alvin Murstein
                                 -------------------
                                Name:  Alvin Murstein
                                Title: Chief Executive Officer


                              By: /s/ James Jack
                                 ---------------
                                Name:  James E. Jack
                                Title: Executive Vice President & Chief
                                       Financial Officer

                              FLEET NATIONAL BANK (f/k/a Fleet
                              Bank, National Association), as Agent, as
                              Swing Line Lender and as one of the Banks


                              By: /s/ Kevin J. Foley
                                 -------------------
                                Name:  Kevin J. Foley
                                Title: Sr. VP

                              THE BANK OF NEW YORK, as
                              Documentation Agent and as one of the Banks


                              By: /s/ Gordon Smith
                                 -----------------
                                Name:  Gordon Smith
                                Title: Vice President

                              HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Michael S. Cameli
                                 -----------------------
                                Name:  Michael S. Cameli
                                Title: V.P.

                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                              By: /s/ Jeffrey Millar
                                 -------------------
                                Name:  J. Millar
                                Title: Vice President

                              THE CHASE MANHATTAN BANK


                              By: /s/ Carol A. Kornbluth
                                 ------------------------
                                Name:  Carol A. Kornbluth
                                Title: Vice President

                              ISRAEL DISCOUNT BANK OF NEW YORK


                              By: /s/ Robert J. Fainelli
                                 ------------------------
                                Name:  Robert J. Fainelli
                                Title: First Vice President


                              By: /s/ Howard Weinberg
                                 ---------------------
                                Name:  Howard Weinberg
                                Title: Senior Vice President

                              EUROPEAN AMERICAN BANK


                              By:  /s/ George L. Stirling
                                 ------------------------
                                Name:  George L. Stirling
                                Title:    VP

                              BANK LEUMI USA


                              By:  /s/ Paul Tine   /s/ John Koenigsberg
                                 ---------------  ---------------------
                                Name:  Paul Tine       John Koenigsberg
                                Title: V.P.            First VP

                              HSBC BANK USA


                              By: /s/ Bruce Wicks
                                 ----------------
                                Name:  Bruce Wicks
                                Title: Vice President

     Each of the undersigned hereby reaffirms and ratifies all of its agreements and obligations under the Loan Documents which such Person is party to, and confirms that it consents to the amendment of the Loan Agreement as set forth above.

MEDALLION FINANCIAL CORP.

By: /s/ Alvin Murstein
   -------------------
  Name:  Alvin Murstein
  Title: Chief Executive Officer


By: /s/ James Jack
   ---------------
  Name:  James E. Jack
  Title: Executive Vice President &
         Chief Financial Officer

MEDALLION TAXI MEDIA, INC.


By: /s/ Alvin Murstein
   -------------------
  Name:  Alvin Murstein
  Title: Director

By: /s/ Andrew M. Murstein
   -----------------------
  Name:  Andrew M. Murstein
  Title: Chief Executive Officer

                                   Exhibit A
                                   ---------

                          Borrowing Base Certificate
                          --------------------------

Borrowing Base as of _______________ ("Borrowing Base Date")


--------------------------------------------------------------------------------

(1)  The aggregate outstanding principal balances of        $
     all Eligible Medallion Loans and Eligible
     Commercial Loans shown on Borrower's balance
     sheet as of the last day of the most recent month
--------------------------------------------------------------------------------

(2)  The aggregate accrued interest (excluding              $
     deferred interest) on all Eligible Medallion
     Loans and Eligible Commercial Loans shown on
     Borrower's balance sheet as of the last day
     of the most recent month
--------------------------------------------------------------------------------

(3)  Total of (1) plus (2)                                  $
--------------------------------------------------------------------------------

(4)  The portion, if any, of the Loans, plus accrued        $
     interest (excluding deferred interest) thereon,
     that Borrower, in its reasonable business judgment,
     deems to be uncollectible or subject to
     classification as non-accruing
--------------------------------------------------------------------------------

(5)  The Eligible Loans, plus accrued interest              $
     (excluding deferred interest) thereon, which are
     more than 60 days past due
--------------------------------------------------------------------------------

(6)  83.33% of the difference of (3) minus the sum of
     (4) and (5), without duplicating amounts in (4)
     and (5)
--------------------------------------------------------------------------------

(7)  83.33% of 75% of the Eligible Medallion Loans          $
     and accrued interest (excluding deferred interest)
     thereon which are more than 60 days past due, but
     are less than 91 days past due
--------------------------------------------------------------------------------

(8)  83.33% of 65% of the Eligible Medallion Loans and      $
     accrued interest (excluding deferred interest)
     thereon which are more than 90 days past due, but
     are less than 121 days past due
--------------------------------------------------------------------------------

(9)  Through 8/31/01, 83.33% of up to $4,000,000 of the     $
     Advance Amounts of Eligible Yellow Cab Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(10)  Sum of Lines (6), (7), (8) and (9)                    $
--------------------------------------------------------------------------------

(11)  cash of up to $5,000,000 and Short Term               $
      Investments shown on the Borrower's balance
      sheet as of the Borrowing Base Date
--------------------------------------------------------------------------------

(12)  Sum of Lines (10) and (11) (Borrowing Base)           $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Senior Debt

  (a) Indebtedness of Borrower under the Loan Agreement;    $

  (b) all CP Debt                                           $

  (c) Senior Note Debt                                      $

  (d) the aggregate amount of other Indebtedness of the     $
Borrower incurred pursuant to Section 8.2(g) of the Loan Agreement

(13)  Sum of Items (a) -(d) (Senior Debt)
                                                            $
                                                            $
                                                            $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Excess (Deficiency) of Borrowing Base over Senior Debt  $
(Line 12 less Line 13)
--------------------------------------------------------------------------------